SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K



                     Current Report Pursuant
                  to Section13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      June 1, 2000


                            XCL Ltd.
     (Exact Name of Registrant as Specified in Its Charter)


                            Delaware
         (State of other Jurisdiction of Incorporation)


     1-10669                                   51-0305643
(Commission File Number)                    (I.R.S. Employer
                                         Identification Number)

                   Petroleum Tower, Suite 400
                 3639 Ambassador Caffery Parkway
                   Lafayette, Louisiana 70503
             (Address of Principal Executive Office)


                          318-989-0449
      (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.

     On June 1, 2000, the company announced that it was delisted from the OTC Bulletin Board ("Bulletin Board"), effective June 1, 2000, because its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and its Report on Form 10-Q for the fiscal quarter ended March 31, 2000, have not been filed with the U.S. Securities and Exchange Commission ("SEC"). The company plans to reapply for listing on the Bulletin Board as soon as it is in compliance with its SEC filings. In the interim, the company expects its Common Stock to continue to trade in the Pink Sheets.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XCL LTD.

     June 7, 2000                              /s/ Lisha C. Falk
_________________________            By:_______________________________
             Date                    Name:     Lisha C. Falk
                                     Title:  Corporate Secretary